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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2008
                                                        ------------------

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                 1-33476            56-2480744
         -------------                 -------            ----------
(State or other jurisdiction of      (Commission         (IRS Employer
incorporation or organization)       File Number)       Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On September 22, 2008, Beneficial Mutual Bancorp, Inc. (the "Company"), the holding company for Beneficial Bank, issued a press release announcing that its Board of Directors had adopted a stock repurchase program that will enable the Company to acquire up to 1,823,584 shares, or 5.0% of the Company's outstanding common stock not held by Beneficial Savings Bank MHC, the Company's mutual holding company. For more information, reference is made to the Company's press release dated September 22, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (d)    Exhibits

              Number        Description
              ------        -----------

              99.1          Press Release dated September 22, 2008




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BENEFICIAL MUTUAL BANCORP, INC.



Date: September 22, 2008        By: /s/ Joseph F. Conners
                                    --------------------------------------------
                                    Joseph F. Conners
                                    Executive Vice President and Chief Financial
                                     Officer